SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 21, 2003

COMMISSION FILE NUMBER 1-9838

NS GROUP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	61-0985936
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

530 West Ninth Street, Newport, Kentucky 41071
(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 292-6809

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Slide show presentation first presented by NS Group, Inc. on May 21, 2003

Item 9.	REGULATION FD DISCLOSURE

     NS Group, Inc. plans to present the following materials in the form of a slide show presentation and/or printed charts to various individual and institutional investors commencing May 21, 2003. The slide show presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC

Date:	May 21, 2003	By: /s/ Thomas J. Depenbrock Thomas J. Depenbrock Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	May 21, 2003 Slide Presentation